Write-down and loss on sale of vessels	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment Assets Held-for-sale Disclosure [Abstract]
Write-down and loss on sale of vessels
19. Write-down and Loss on Sale of Vessels
The Company's write-downs and vessel sales generally relate to vessels approaching the end of their useful lives as well as other vessels it strategically sells, or is attempting to sell, to reduce exposure to a certain vessel class.

The following table shows the write-downs and net (loss) gain on sale of vessels for the years ended December 31, 2019, 2018, and 2017:

			Write-down and (Loss) Gain on Sales of Vessels
			Year Ended December 31,
Segment	Asset Type	Completion of Sale Date	2019 $	2018 $	2017 $
Teekay Parent Segment – Offshore Segment (1)	3 FPSOs	N/A	(178,330)	—	(205,659)
Teekay LNG Segment – Conventional Tankers (2)	Handymax	Oct-2019	(785)	(13,000)	—
Teekay LNG Segment – Liquefied Gas Carriers (3)	2 LNG Carriers	Jan-2020	14,349	—	—
Teekay LNG Segment – Liquefied Gas Carriers (4)	4 Multi-gas Carriers	N/A	—	(33,000)	—
Teekay LNG Segment – Conventional Tankers (5)	2 Suezmaxes	Oct/Dec-2018	—	(7,863)	(25,100)
Teekay LNG Segment – Conventional Tankers (6)	2 Suezmaxes	Feb-2018/Jan-2019	—	—	(25,500)
Teekay Tankers Segment – Conventional Tankers (7)	3 Suezmaxes	Dec-2019/Feb-2020	(5,544)	—	—
Teekay Tankers Segment – Conventional Tankers	3 Aframaxes	Jun/Sep/Nov-2017	—	—	(11,158)
Teekay Tankers Segment – Conventional Tankers	2 Suezmaxes	Jan/Mar-2017	—	—	(1,797)
Teekay Offshore Segment (8)	FSO	N/A	—	—	(1,500)
Other			—	170	(29)
Total			(170,310)	(53,693)	(270,743)

(1)
During the year ended December 31, 2019, the Company took impairment charges in respect of all three of its FPSO-related assets. The Company has continued to follow its strategy of contract extensions and a potential sale of any or all of the three FPSOs. Substantially all of the $178.3 million impairment in the year ended December 31, 2019 relates to the write-down of two of the Company’s FPSO units. The Company has determined the estimated fair value of one of the units based on the expected sales price and the other unit using a discounted cash flow approach. The discounted cash flow approach used includes scenarios consisting of sale of the unit following expiration of the existing customer contract, sale of the unit in early 2020 and extension of the existing customer contract, weighted based on the likelihood of them occurring. Cash flow projections have been discounted at an estimated market participant rate of 9.5%. Cash flow projections are based on current and project charter rates and operating costs. The projected future use of the unit takes into consideration the Company’s projected charter rates that could be contracted in future periods. In establishing this estimate, the Company has considered current discussions with potential customers, and historical experience redeploying FPSO units. Estimated proceeds from the potential sale of the unit are based on prior discussions with potential buyers of the Company's FPSO units.

In September 2017, the estimated future cash flows and carrying value of the asset groups for the Petrojarl Foinaven FPSO unit and Petrojarl Banff FPSO unit, each owned by Teekay Parent, changed upon the deconsolidation of Altera. For the Petrojarl Foinaven FPSO, two shuttle tankers, which are owned by Altera, were removed from the carrying value of the asset group and the estimated future cash flows of the asset group was changed to include the in-charter costs of these two vessels to be paid by Teekay Parent to Altera. For the Petrojarl Banff FPSO, the carrying value of an FSO, which is owned by Altera, was removed from the carrying value of the asset group and the estimated future cash flows of the asset group were changed to include the in-charter costs of the FSO unit to be paid by Teekay Parent to Altera. This change in asset groups and a re-evaluation of the estimated future net cash flows of the units at the time resulted in a write-down of the carrying values of the units to their estimated fair values, which in aggregate was approximately $113.0 million. The impairment charges were included in the Company's Teekay Parent Segment – Offshore Production. The Company determined the discounted cash flows using the then-current projected time charter rates and costs, discounted at an estimated market participant rate of 10%. For both units, the Company included the existing contracted time charter rates and operating costs as well as projected future use on another field. The projected future use of each of the FPSO units took into consideration the Company’s estimated upgrade costs and projected time charter rates that could be contracted in future periods. In establishing these estimates, the Company considered discussions with potential customers, available information regarding field expansions and historical experience redeploying FPSO units.

(2)	Teekay LNG commenced marketing the Alexander Spirit conventional tanker for sale in the second quarter of 2019 and sold the vessel in October 2019 for net proceeds of $11.5 million.

(3)
In the fourth quarter of 2019, Teekay LNG derecognized two LNG carriers, the WilPride and WilForce, as a result of contract amendments that lead to the reclassification of these operating leases to sales-type leases. Teekay LNG recognized a gain of $14.3 million upon derecognition of the vessels for the year ended December 31, 2019. In January 2020, the lessee purchased both vessels (see Note 24).

(4)
In June 2018, the carrying values for four of Teekay LNG's seven wholly-owned multi-gas carriers, the Napa Spirit, Pan Spirit, Cathinka Spirit and Camilla Spirit, were written down to their estimated fair value, using appraised values, as a result of Teekay LNG's evaluation of alternative strategies for these assets, the current charter rate environment and the outlook for charter rates for these vessels.

(5)
During the year ended December 31, 2018, Teekay LNG recorded write-downs on the European Spirit and African Spirit Suezmax tankers to their estimated resale value. In the fourth quarter of 2018, Teekay LNG sold the European Spirit and African Spirit for net proceeds of $15.7 million and $12.8 million, respectively, using the net proceeds from the sales primarily to repay its existing term loans associated with the vessels.

(6)
Under Teekay LNG's charter contracts for the Teide Spirit and Toledo Spirit Suezmax tankers, the charterer, who is also the owner of the vessels, has the option to cancel the charter contracts 13 years following commencement of the respective charter contracts. During 2018, the charterer sold the Teide Spirit to a third party and gave formal notification to Teekay LNG of its intention to terminate its charter contract subject to certain conditions being met and the receipt of certain third-party approvals. In November 2018, the owner and charterer of the Toledo Spirit reached an agreement to sell the vessel and delivered the vessel to the buyer in January 2019. Teekay LNG wrote down the vessels to their estimated fair values based on their expected future discounted cash flows.

(7)
Teekay Tankers recognized a loss on sale of a vessel of $2.3 million relating to one Suezmax vessel, which was sold and delivered to its buyer in the fourth quarter of 2019. In 2019, Teekay Tankers agreed to sell two Suezmax tankers for an aggregate sales price of $38 million. Both tankers were delivered to their new owners in February 2020 (see Note 24). The vessels and the related bunkers, the vessel disposal group, were classified as held for sale as at December 31, 2019 and written down to their agreed sales price. Teekay Tankers recognized a write down of the vessels of $3.2 million in 2019.

(8)	In 2017, the carrying value of the Falcon Spirit FSO was written down as a result of a decrease in the estimated residual value of the unit.

See Note 3 – Segment Reporting for the write-downs and gain (loss) on sales of vessels, by segment for 2019, 2018 and 2017.